General Information	12 Months Ended
Dec. 31, 2017
General Information
1	GENERAL INFORMATION

a)	Incorporation and operations

Graña y Montero S.A.A. (hereinafter the Company) was established in Peru on August 12, 1996 as a result of the equity spin-off of Inversiones GyM S.A. (formerly Graña y Montero S.A.). The Company’s legal address is Av. Paseo de la República 4675, Surquillo Lima, Peru and is listed on the Lima Stock Exchange and the New York Stock Exchange (NYSE).

The Company is the parent of the Graña y Montero Group (hereinafter the Group, which includes the Company and subsidiaries) and it is mainly engaged in holding investments in different Group companies. Additionally, the Company provides services of general management, financial management, commercial management, legal advisory, human resources management and office operating leasing to the Group companies.

The Group is a conglomerate of companies with operations including different business activities, the most significant are engineering and construction, infrastructure (public concession ownership and operation), real estate businesses and services. See details of operating segments in Note 7.

b)	Authorization for issue of the financial statements

The consolidated financial statements for the year ended December 31, 2017 were prepared and issued with Management and Board of Directors authorization on June 29, 2018 and will be submitted for consideration and approval at the General Shareholders’ Meeting. Management expects that the consolidated financial statements as of December 31, 2017 will be approved with no changes.

The consolidated financial statements for the year ended December 31, 2016 were approved by the General Shareholders’ Meeting on June 12, 2018

c)	Current situation of the Company

1)	Projects conducted in association with group companies Odebrecht

Our company and one of its subsidiaries participated as minority shareholder in certain entities that developed six infrastructure projects in Peru with companies belonging to the group Odebrecht (from now on Odebretch). In 2016, Odebrecht entered into a Plea Agreement with the authorities of the United States Department of Justice and the Office of the District Attorney for the Eastern District of New York by which it admitted the commission of corrupt acts in connection with two of these projects (tranches 2 and 3 of the Interoceánica Sur highway (“IIRSA Sur”) and the project to construct the Tren Eléctrico). As a consequence of this agreement, the Peruvian authorities opened investigations.

i)	IIRSA Sur

With respect to the investigations conducted in relation to IIRSA Sur, the Public Prosecutor’s Office included the former Chairman of the Board of Directors, for collusion; a former Director, and a former executive of the Company, for money laundering. Subsequently, Graña y Montero S.A.A. and GyM S.A. were incorporated as subjects investigated in the case described above. The companies appealed this decision and later the Superior Court ruled in favor of the companies.

In addition, the Peruvian authorities have requested incorporation of Graña y Montero S.A.A. as third party responsible on a civil basis and the Company has filed an opposition to the government’s motion. Oral arguments will be made to the court on a hearing that is yet to be scheduled. The Company believes that it has a solid defense and that therefore, the case would be resolved in its favor.

ii)	Electric Train

The Peruvian authorities also requested to incorporate GyM S.A. as a third party responsible on a civil basis in the case related to the project to construct the electric train. The Company has filed an opposition. Oral arguments were made to the court on a hearing held on May 29, 2018; to date the court resolution regarding this request is pending. The management believes that the case would be resolved in its favor.

2)	The Constructor Club

On July 11, 2017, Commission of Free Competition (“Indecopi”) initiated an investigation against several construction companies, including GyM S.A., about the existence of an alleged cartel called the Constructor Club, Throughout the investigation, GyM S.A., has provided to the Indecopi with all the information requested.

The Company’s former commercial manager is under a criminal investigation, as well as other individuals related to other construction companies. However, the Company is not included in this case.

To date, the result of the case described is uncertain because it is in the preliminary phase and depends on the actions of the third parties that have been included in the investigation. Management believes that the contingency should not have a significant equity impact due to the company’s limited link with the alleged facts.

3)	Anticorruption Law application to the Group

Law 30737 and its regulation issued by Supreme Decree 096-2018-EF have mitigated the Company and subsidiaries exposure to the cases described in sub sections 1) and 2) above. These rules set clear guidelines to estimate the potential compensation reducing the uncertainty derived from the legal proceedings, by among other things, preventing the imposition of liens or attachments of assets that would impair the ability to operate.

The benefits of the mentioned rules are subject to the fulfillment of the following obligations:

•	The obligation to set up a trust that will guarantee any eventual payment obligation of an eventual civil compensation and the interests in favor of the Peruvian State;

•	The obligation not to transfer funds abroad without the prior consent of the Ministry of Justice;

•	The implementation of a compliance program; and

•	The obligation to disclose information to the authorities and to collaborate in the investigation.

The Group has designed a compliance program which is currently under implementation. In addition, it fully cooperates with the authorities in its investigations and is doing the preliminary work for the constitution of the trust of the alleged facts. It is also engaged in preliminary works necessary to set up the trust while it receives from the authorities the amount of the trust.

Based on the standards indicated and their guidelines, management has estimated that the value of the assets that the Company and its Subsidiaries could eventually assign to the trust will amount to approximately US $ 41 million and calculates that their contingency for the cases described above should not exceed of US $ 51 million.

4)	Independent Investigation related to Group business with Odebrecht.

On January 9, 2017, the Board of Directors approved a plan to conduct an internal investigation related to six projects executed in association with Odebrecht.

On March 30, 2017, the Board of Directors created a Risk, Compliance and Sustainability Committee who was in charge of the oversight of the investigation independent from management. The investigation was conducted by outside counselor reported to the Risk, Compliance and Sustainability Committee.

The independent investigation concluded on November 2, 2017 and found no evidence for determining that the Group or any of its former or current directors or executives had intentionally or knowingly participated in acts of corruption related to the six projects developed in association with Odebrecht.